UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2009

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PC UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-52804	65-0620172
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9605 Parkview Ave.,  Boca Raton, Florida 33428

 (Address of Principal Executive Office) (Zip Code)

(561) 504-9746

(Registrant’s telephone number, including area code)

504 NW 77th Street, Boca Raton, Florida 33487

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.

Completion of Acquisition or Disposition of Assets.

On April 30, 2009, PC Universe, Inc., a Nevada corporation (the “Company”), completed the sale of substantially all of the assets of the Company (the “Assets”) under the asset purchase agreement (the “Agreement”) dated December 19, 2008, by and between the Company and eMedia Management LLC, a Delaware limited liability company (the “Buyer”).

In consideration for the purchase of the Assets, the Buyer paid an aggregate amount of $500,000 (the “Purchase Price”), a portion of which funds were transferred directly to IBM Credit LLC (“IBM”), a secured creditor of the Company, to satisfy the terms of a Settlement and Release Agreement, executed December 19, 2008, entered into between IBM and the Company (the “Settlement Agreement”).  The remaining portion of the Purchase Price was transferred directly to the Company and used to satisfy certain of the Company’s trade debt in connection with the Company’s web business.

Copies of the Agreement and the Settlement Agreement were filed as Exhibits 2.1 and 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2008 and are incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
2.1

Asset Purchase Agreement by and between eMedia Management LLC and PC Universe, Inc., dated December 19, 2008 (incorporated by reference from the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2008)

10.1

Settlement and Release Agreement by and between IBM Credit LLC and PC Universe, Inc., executed December 19, 2008 (incorporated by reference from the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PC UNIVERSE, INC.
(Registrant)

Date: May 5, 2009	By:	/s/ Thomas M. Livia
	Name:	Thomas M. Livia
	Title:	President and Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Asset Purchase Agreement by and between eMedia Management LLC and PC Universe, Inc., dated December 19, 2008 (incorporated by reference from the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2008)

10.1

Settlement and Release Agreement by and between IBM Credit LLC and PC Universe, Inc., executed December 19, 2008 (incorporated by reference from the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2008)